Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	4,245.25
Total Transaction Valuation	30,740,396.7
Total Offset Amount	0
Net Fee	$ 4,245.25